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                                                                     EXHIBIT 4.1

[STOCK CERTIFICATE FRONT]

[E*TRADE Logo]

COMMON STOCK

[Graphic of globe]

NUMBER

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF SHARES

CUSIP 269246 10 4

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

[Seal copy:]  E*TRADE Group, Inc.
              MAY 30
              1996
              DELAWARE

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.01 PER SHARE OF

E*TRADE GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Signatures:]  Stephen Richards    Christos M. Cotsakos    W. A.  Porter
               TREASURER           PRESIDENT AND CEO       CHAIRMAN

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE
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[STOCK CERTIFICATE BACK]

A statement of the powers, designations, preferences, and relative, participating, optional or other rights of each class of stock or series thereof, if any, and the qualifications, limitations or restrictions thereof, if any, as established from time to time, by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class, and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with rights of survivorship and not as tenants in common
COM PROP - as community property
UNIF GIFT MIN ACT - Custodian
(Cust) (Minor)
under Uniform Gift to Minors Act
(State)
UNIF TRF MIN ACT - Custodian (until age  )
(Cust)
under Uniform Transfers
(Minor)
to Minor Act
(State)

Additional abbreviates may also be used though not in the above list.

For Value Received,       hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:
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By
  -----------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMEBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.